UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21832

Eaton Vance Tax-Managed Diversified Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Semiannual Report April 30, 2007

EATON VANCE
TAX-MANAGED
DIVERSIFIED
EQUITY INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

INVESTMENT UPDATE

Michael A. Allison, CFA
Eaton Vance Mgmt.
Co-Portfolio Manager

Walter A. Row, CFA
Eaton Vance Mgmt.
Co-Portfolio Manager

Ronald M. Egalka
Rampart Investment Mgmt.
Co-Portfolio Manager

The Fund

•                  We are pleased to welcome share-holders to the first semiannual report for Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund), a diversified, closed-end investment management company traded on the New York Stock Exchange under the symbol ETY. Based on share price, the Fund had a total return of 9.87% for the period from inception on November 30, 2006, to April 30, 2007. This return resulted from an increase in share price to $20.49 on April 30, 2007, from $19.10 (offering price of $20 per share, less all commissions) on November 30, 2006, plus the reinvestment of $0.463 per share in distributions.(1) The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund evaluates returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.

•                  Based on net asset value (NAV), the Fund had a total return of 9.23% for the same period. This return resulted from an increase in NAV to $20.37 on April 30, 2007, from $19.10 (offering price of $20 per share, less all commissions) on November 30, 2006, plus the reinvestment of $0.463 in distributions.(1)

•                  For comparison, the S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 6.57% for the same period. The Lipper Value Funds Classification had an average total return of 7.25% for the same period.(2)

Management Discussion

•                  The Fund was established to offer investors sources of potential tax-advantaged income and gains. The Fund invests primarily in dividend-paying domestic and foreign common stocks that qualify for favorable federal income tax treatment. In addition, the Fund writes (sells) stock index call options with respect to a portion of its common stock portfolio value. This strategy is designed to generate current cash flow from the options premiums received but also allow for potential upside appreciation from the portfolio’s stock investments.

•                  Major equity indices posted impressive returns for the five-month period from November 30, 2006, to April 30, 2007, despite increased global market volatility and concerns about the U.S. subprime mortgage market. Better-than-expected corporate earnings results, coupled with continued strength in merger and acquisition activity, helped to offset worries about inflation and increased oil prices. The Federal Reserve’s decision to keep interest rates steady provided additional relief to the markets. On average during the period, mid-cap and small-cap stocks continued to outperform their larger-cap counterparts.

•                  During the period, the Fund outperformed its Lipper peer group and the broad-based S&P 500 Index. The Fund’s most significant positive performance, relative to the benchmark S&P 500 Index, came from stocks held in the industrials, financials, and information technology sectors. An overweight in the utilities sector, relative to the benchmark, further added to returns. Conversely, an underweight, relative to the benchmark, in the outperforming energy sector, as well as the underperformance of certain Fund holdings in this area, proved to be a negative factor in the Fund’s performance.(2,3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)          Share price and net asset value on November 30, 2006, were calculated assuming a purchase  price of $20.00 per share less the sales charge of $0.90 per share paid by the shareholder.

(2)          It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return  does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)          Holdings and sector weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

INVESTMENT UPDATE

•                  At April 30, 2007, the Fund had written options on 35% of its equity holdings. The level of option premium available from writing options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums. In 2007, the implied volatility of options remained stable in January and most of February. In late February, implied volatility rose significantly, as the U.S. capital markets exhibited a correction, and that higher level of volatility continued through the rest of March.

•                  This environment of increasing volatility allowed Rampart Investment Management (the Fund’s investment sub-adviser, providing advice on, and execution of, the Fund’s option strategy) to increase, in some cases, the degree to which the calls were written “out-of-the-money.” A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market or stock decline – a good time to have more upside exposure. Conversely, the Fund tends to write closer-to-the-money options after a period of market or stock strength – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach. Writing index call options involves a trade-off between the amount of premium received and potentially reduced participation in future stock market appreciation.

•                  During the period covered in this report, the Fund’s dividend harvesting strategies proved productive, with a number of extraordinary, non-recurring dividend opportunities providing strong levels of qualified dividend income, along with significant tax-management benefits.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

FUND PERFORMANCE

Performance

Total Cumulative Returns (by share price, New York Stock Exchange)
Life of Fund (11/30/06)	9.87%

Total Cumulative Returns (at net asset value)
Life of Fund (11/30/06)	9.23%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Top Ten Equity Holdings*

By total investments

Exxon Mobil Corp	2.6%
Volvo AB	1.9
Sandvik AB	1.8
General Electric Co.	1.8
Daimler Chrysler AG	1.8
SKF AB	1.7
Nokia Oyj ADR	1.7
Intesa Sanpaolo	1.7
Fortum Oyj	1.7
Sampo Oyi	1.6

*      Top Ten Equity Holdings represented 18.3% of the Fund's total investments as of April 30, 2007. Holdings are subject to change due to active management.

Common Stock Sector Allocation**

By total investments

**   As a percentage of the Fund's total investments as of April 30, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 96.2%
Security	Shares	Value
Aerospace & Defense — 2.1%
Boeing Co.	231,197	$21,501,321
General Dynamics Corp.	241,809	18,982,006
United Technologies Corp.	359,293	24,119,339
		$64,602,666
Air Freight & Logistics — 0.6%
FedEx Corp.	164,173	$17,310,401
		$17,310,401
Auto Components — 0.6%
Johnson Controls, Inc.	178,955	$18,312,465
		$18,312,465
Automobiles — 1.8%
DaimlerChrysler AG	658,709	$53,326,873
		$53,326,873
Beverages — 1.5%
Coca-Cola Co. (The)	438,269	$22,873,259
PepsiCo, Inc.	346,463	22,897,740
		$45,770,999
Biotechnology — 1.4%
Amgen, Inc.(1)	282,995	$18,151,299
Biogen Idec, Inc.(1)	232,648	10,983,312
Gilead Sciences, Inc.(1)	170,741	13,952,955
		$43,087,566
Capital Markets — 3.3%
Affiliated Managers Group, Inc.(1)	140,207	$16,492,549
E*Trade Financial Corp.(1)	467,626	10,325,182
Goldman Sachs Group, Inc.	111,263	24,323,204
UBS AG	757,837	49,293,861
		$100,434,796
Chemicals — 1.1%
Du Pont E.I. de Nemours and Co.	436,887	$21,481,734
Monsanto Co.	210,238	12,401,940
		$33,883,674

Security	Shares	Value
Commercial Banks — 8.2%
Danske Bank A/S	970,745	$45,332,851
DnB NOR ASA	3,317,132	47,344,296
Intesa Sanpaolo SpA(1)	6,156,870	51,592,573
Skandinaviska Enskilda Banken AB	917,310	33,552,805
Wachovia Corp.	441,330	24,511,468
Wells Fargo & Co.	696,031	24,980,553
Zions Bancorp.	272,896	22,322,893
		$249,637,439
Communications Equipment — 2.9%
Cisco Systems, Inc.(1)	963,944	$25,775,863
Corning, Inc.(1)(2)	413,201	9,801,128
Nokia Oyj Sponsored ADR(1)	2,056,565	51,928,266
		$87,505,257
Computer Peripherals — 3.0%
Apple, Inc.(1)	167,914	$16,757,817
Dell, Inc.(1)	534,714	13,480,140
EMC Corp.(1)	793,813	12,050,081
Hewlett-Packard Co.	512,688	21,604,672
International Business Machines Corp.	275,156	28,123,695
		$92,016,405
Construction & Engineering — 1.0%
Skanska AB	1,308,929	$30,245,170
		$30,245,170
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	88,427	$12,894,425
		$12,894,425
Consumer Finance — 0.8%
American Express Co.	384,722	$23,341,084
		$23,341,084
Containers & Packaging — 0.3%
Temple-Inland, Inc.	171,200	$10,141,888
		$10,141,888
Diversified Financial Services — 3.9%
Bank of America Corp.	721,122	$36,705,110

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Diversified Financial Services (continued)
Citigroup, Inc.	829,248	$44,464,278
JPMorgan Chase & Co.	736,394	38,366,127
		$119,535,515
Diversified Telecommunication Services — 4.3%
AT&T, Inc.	1,003,771	$38,866,013
Telecom Italia SpA	8,263,709	24,796,238
TeliaSonera AB	5,322,471	43,023,151
Verizon Communications, Inc.	653,380	24,946,048
		$131,631,450
Electric Utilities — 2.5%
Edison International	507,833	$26,585,058
Fortum Oyj	1,626,878	50,373,783
		$76,958,841
Electrical Equipment — 0.8%
Emerson Electric Co.	521,426	$24,501,808
		$24,501,808
Energy — 2.4%
Aker Kvaerner ASA	1,933,440	$45,324,339
Schlumberger, Ltd.	375,541	27,726,192
		$73,050,531
Food & Staples Retailing — 2.5%
CVS/Carework Corp.	1,057,148	$38,311,044
Walgreen Co.	273,338	11,999,538
Wal-Mart Stores, Inc.	505,825	24,239,134
		$74,549,716
Food Products — 0.9%
Dean Foods Co.	531,576	$19,365,314
Kraft Foods, Inc., Class A	261,308	8,745,979
		$28,111,293
Health Care Equipment & Supplies — 1.6%
Baxter International, Inc.	318,178	$18,018,420
Medtronic, Inc.	332,894	17,620,079
Zimmer Holdings, Inc.(1)	158,476	14,338,908
		$49,977,407

Security	Shares	Value
Health Care Providers & Services — 1.1%
Aetna, Inc.	282,731	$13,254,429
UnitedHealth Group, Inc.	386,628	20,514,482
		$33,768,911
Hotels, Restaurants & Leisure — 0.5%
Marriott International, Inc., Class A	314,332	$14,210,950
		$14,210,950
Household Durables — 0.5%
D.R. Horton, Inc.	369,746	$8,200,966
Ryland Group, Inc.	184,632	8,179,198
		$16,380,164
Household Products — 1.1%
Procter & Gamble Co.	528,100	$33,962,111
		$33,962,111
Industrial Conglomerates — 1.8%
General Electric Co.	1,465,082	$54,002,923
		$54,002,923
Insurance — 7.5%
American International Group, Inc.	486,911	$34,039,948
Chubb Corp. (The)	406,159	21,863,539
Genworth Financial, Inc., Class A	522,768	19,075,804
Hartford Financial Services Group, Inc.	219,359	22,199,131
Muenchener Rueckversicherungs-Gesellschaft AG	280,283	49,791,554
Sampo Oyi	1,608,373	50,111,974
Swiss Reinsurance Co.	316,553	29,781,863
		$226,863,813
Internet Software & Services — 0.9%
eBay, Inc.(1)	301,338	$10,227,412
Google, Inc., Class A(1)	34,771	16,390,354
		$26,617,766
IT Services — 0.4%
Paychex, Inc.	356,667	$13,232,346
		$13,232,346

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Leisure Equipment & Products — 0.5%
Mattel, Inc.	513,448	$14,530,578
		$14,530,578
Machinery — 7.6%
Deere & Co.(2)	131,196	$14,352,842
Metso Oyj	904,737	49,484,657
Sandvik AB	2,854,780	54,382,307
SKF AB	2,406,328	52,369,323
Volvo AB	582,608	2,171,205
Volvo AB, Class B	2,913,040	57,102,679
		$229,863,013
Media — 2.6%
CBS Corp., Class B	664,282	$21,104,239
Comcast Corp., Class A(1)	784,380	20,911,571
Time Warner, Inc.	977,882	20,173,706
Viacom, Inc., Class B(1)	378,471	15,611,929
		$77,801,445
Metals & Mining — 1.3%
Outokumpu Oyj	1,205,137	$40,047,165
		$40,047,165
Multiline Retail — 0.9%
Federated Department Stores, Inc.	267,161	$11,733,711
Target Corp.	277,079	16,450,180
		$28,183,891
Multi-Utilities — 2.4%
CMS Energy Corp.	879,301	$16,284,655
Public Service Enterprise Group, Inc.	307,286	26,564,875
RWE AG	274,730	28,959,516
		$71,809,046
Oil, Gas & Consumable Fuels — 7.5%
Cairn Energy PLC(1)	839,773	$28,214,577
ConocoPhillips	430,654	29,865,855
Exxon Mobil Corp.	991,017	78,666,929
Neste Oil Oyj	1,397,721	49,353,449
Occidental Petroleum Corp.	559,417	28,362,442

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	481,055	$14,191,122
		$228,654,374
Paper and Forest Products — 2.9%
Svenska Cellulosa AB	865,085	$44,436,991
UPM-Kymmene Oyj	1,722,674	42,459,045
		$86,896,036
Pharmaceuticals — 3.8%
Abbott Laboratories	621,236	$35,174,382
Allergan, Inc.	137,354	16,647,305
Altana AG	554,035	41,197,103
Wyeth	429,642	23,845,131
		$116,863,921
Semiconductors & Semiconductor Equipment — 1.8%
Applied Materials, Inc.	673,256	$12,939,980
Intel Corp.	1,187,512	25,531,508
Texas Instruments, Inc.	440,534	15,141,154
		$53,612,642
Software — 1.8%
Microsoft Corp.	1,301,194	$38,957,748
Oracle Corp.(1)	830,124	15,606,331
		$54,564,079
Specialty Retail — 0.5%
Lowe's Companies, Inc.	506,310	$15,472,834
		$15,472,834
Tobacco — 0.9%
Altria Group, Inc.	377,601	$26,024,261
		$26,024,261
Total Common Stocks (identified cost $2,731,188,285)		$2,924,189,938
Other Issues — 0.0%
Security	Shares	Value
Cairn Energy PLC, Class B, Deferred Shares(1)(3)	1,033,567	$0
Total Other Issues (identified cost, $0)		$0

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Short-Term Investments — 3.9%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.70%(4)	117,833	$117,833,065
Total Short-Term Investments (identified cost, $117,833,065)		$117,833,065
Total Investments — 100.1% (identified cost $2,849,021,350)		$3,042,023,003
Covered Call Options Written — (0.6%)

Type of Contract	Number of Contracts	Premium Received	Value
S&P 500 Index, Expires 05/19/07, Strike 1,470	4,163	$7,924,125	$(11,031,950)
S&P 500 Index, Expires 05/19/07, Strike 1,475	3,015	5,298,552	(6,783,750)
Total Covered Call Options Written (premiums received $13,222,677)			$(17,815,700)
Put Options Written — (0.0%)
Corning, Inc., Expires 05/19/07, Strike 22.5(2)	5,730	$278,478	$(85,950)
Deere Co., Expires 06/16/07, Strike 105(2)	755	279,426	(207,625)
Total Put Options Written (premiums received $557,903)			$(293,575)
Other Assets, Less Liabilities — 0.5%			$15,682,962
Net Assets — 100.0%			$3,039,596,690

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  A portion of this common stock holding has been segregated as collateral for its corresponding option written

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2007.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	61.4%	$1,868,299,197
Finland	11.0%	333,758,339
Sweden	10.4%	317,283,630
Germany	5.7%	173,275,047
Norway	3.0%	92,668,635
Switzerland	2.6%	79,075,724
Italy	2.5%	76,388,811
Denmark	1.5%	45,332,851
United Kingdom	1.0%	28,214,577
Netherlands	0.9%	27,726,192
	100.0%	$3,042,023,003

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Unaffiliated Investments, at value (identified cost, $2,731,188,285)	$2,924,189,938
Affiliated Investment, at value (identified cost $117,833,065)	117,833,065
Foreign currency, at value (identified cost, $1,359,019)	1,358,124
Receivable for investments sold	51,169,249
Dividends and interest receivable	11,696,194
Tax reclaim receivable	982,663
Interest receivable from affiliated investment	475,775
Total assets	$3,107,705,008
Liabilities
Payable for investments purchased	$47,165,045
Written options outstanding, at value (premiums received $13,780,580)	18,109,275
Payable to affiliate for investment advisory fees	2,418,020
Payable to affiliate for Trustees' fees	2,834
Accrued expenses	413,144
Total liabilities	$68,108,318
Net assets applicable to common shares	$3,039,596,690
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 149,228,998 shares issued and outstanding	$1,492,290
Additional paid-in capital	2,847,498,866
Accumulated net realized loss (computed on the basis of identified cost)	(35,124,488)
Undistributed net investment income	37,037,597
Net unrealized appreciation (computed on the basis of identified cost)	188,692,425
Net assets applicable to common shares	$3,039,596,690
Net Asset Value Per Common Share
($3,039,596,690 ÷ 149,228,998 common shares issued and outstanding)	$20.37

Statement of Operations

For the Period Ended
April 30, 2007(1)

Investment Income
Dividends (net of foreign taxes, $6,836,843)	$116,209,426
Interest	881,781
Interest income allocated from affiliated investment	1,233,517
Expenses allocated from affiliated investment	(115,753)
Total investment income	$118,208,971
Expenses
Investment adviser fee	$11,743,969
Trustees' fees and expenses	2,834
Custodian fee	367,275
Printing and postage	90,000
Legal and accounting services	48,307
Transfer and dividend disbursing agent fees	33,876
Organization expenses	15,000
Miscellaneous	85,925
Total expenses	$12,387,186
Deduct — Expense reimbursement from investment adviser	$15,000
Total expense reductions	$15,000
Net expenses	$12,372,186
Net investment income	$105,836,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(3,186,752)
Written options	(32,985,893)
Foreign currency transactions	1,048,157
Net realized loss	$(35,124,488)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$193,001,653
Written options	(4,328,695)
Foreign currency	19,467
Net change in unrealized appreciation (depreciation)	$188,692,425
Net realized and unrealized gain	$153,567,937
Net increase in net assets from operations	$259,404,722

(1)  For the period from the start of business, November 30, 2006, to April 30, 2007.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended April 30, 2007(1)
From operations — Net investment income	$105,836,785
Net realized loss from investment transactions, written options and foreign currency	(35,124,488)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	188,692,425
Net increase in net assets from operations	$259,404,722
Distributions to common shareholders — From net investment income	$(68,799,188)
Total distributions to common shareholders	$(68,799,188)
Capital share transactions — Proceeds from sale of common shares(2)	$2,841,125,000
Reinvestment of distributions to common shareholders	9,067,583
Offering costs	(1,301,427)
Total increase in net assets from capital share transactions	$2,848,891,156
Net increase in net assets	$3,039,496,690
Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$3,039,596,690
Undistributed net investment income included in net assets applicable to common shares
At end of period	$37,037,597

(1)  For the period from the start of business, November 30, 2006, to April 30, 2007.

(2)  Proceeds from sales of shares net of sales load paid of $133,875,000.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Period Ended April 30, 2007(1)(2)
Net asset value — Beginning of period	$19.100	(3)
Income (loss) from operations
Net investment income	$0.725
Net realized and unrealized gain	1.017
Total income from operations	$1.742
Less distributions to common shareholders
From net investment income	$(0.463)
Total distributions to common shareholders	$(0.463)
Common share offering costs charged to paid-in capital	$(0.009)
Net asset value — End of period	$20.37
Market value — End of period	$20.49
Total Investment Return on Net Asset Value	9.23	%(4)(5)
Total Investment Return on Market Value	9.87	%(4)(5)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$3,039,597
Expenses	1.05	%(6)(7)
Net investment income	8.86	%(6)(7)
Portfolio Turnover	75%

(1)  Computed using average common shares outstanding

(2)  For the period from the start of business, November 30, 2006, to April 30, 2007.

(3)  Net asset value at beginning of period reflects a deduction of the sales load of $0.90 per share by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the lases load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Annualized.

(7)  The investment adviser voluntarily waived a portion of its advisory fee (less than 0.005% of average daily net assets).

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 5, 2005. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund will seek to generate current earnings in part by writing (selling) stock index call options on the S&P 500 Index and investing in dividend-paying common stock. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. The Fund may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Written Options — Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put), and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

J  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2007 and for the period from the start of business, November 30, 2006, to April 30, 2007, have not been audited by an Independent Registered Public Accounting Firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make regular quarterly distributions sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. As of April 30, 2007, the amount estimated to be a tax return of capital was approximately $52,287,400. The final determination of tax characteristics of the Fund's distributions will occur after

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the end of the year, at which time it will be reported to the shareholders. As portfolio and market conditions change, the rate of distributions and the Fund's distributions and the Fund's distribution policy could change. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Investment Adviser Fee and Other Transactions with Affiliate

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the period from the start of business, November 30, 2006, to April 30, 2007, the Fund's advisory fee totaled $11,857,841, of which $113,872 was allocated from Cash Management and $11,743,969 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's option strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a fee at an annual rate equal to 0.05% of the value of the Fund's average daily gross assets that is subject to written call options for sub-advisory services provided to the Fund. EVM has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution Fund transactions that is consideration for third-party research services. For the period from the start of business, November 30, 2006, to April 30, 2007, EVM had no such reductions. EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, November 30, 2006, to April 30, 2007, EVM reimbursed the Fund $15,000 in organizational expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, November 30, 2006, to April 30, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $4,745,451,820 and $2,011,076,783 respectively, for the period from the start of business, November 30, 2006, to April 30, 2007.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at April 30, 2007, as computed on a federal income tax basis, were as follows:

Aggregate cost	$2,849,021,350
Gross unrealized appreciation	$220,830,344
Gross unrealized depreciation	(27,828,691)
Net unrealized appreciation	$193,001,653

The net unrealized appreciation on foreign currency at April 30, 2007 on a federal income tax basis was $19,467.

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended April 30, 2007 (Unaudited)
Sales	148,755,000
Issued to shareholders electing to receive payments of distributions in Fund shares	473,998
Net increase	149,228,998

(1)For the period from the start of business, November 30, 2006, to April 30, 2007.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic

Eaton Vance Tax-Managed Diversified Equity Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2007 is included in the Portfolio of Investments.

Written call options activity for period from the start of business, November 30, 2006, to April 30, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	54,567	73,321,894
Options terminated in closing purchase transactions	(40,904)	(59,541,314)
Outstanding, end of period	13,663	$13,780,580

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At April 30, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Diversified Equity Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2007, our records indicate that there are 79 registered shareholders and approximately 80,996 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETY.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30,

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

The Board noted that the initial approval of the investment advisory agreement and sub-advisory agreement for the Fund had occurred in November 2005 and November 2006, respectively, and that the Fund had commenced operations in November 2006. The Board, and the Special Committee of the Board also reviewed extensive information about the Adviser and Sub-adviser to the Fund in connection with their services to other Eaton Vance Funds. Based on its consideration of the information presented in connection with the other advisory contract renewals, the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Diversified Equity Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreement with Rampart Investment Management Company, Inc. ("Rampart," the "Sub-adviser") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising the Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes, including the S & P 500 Index. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance; Management Fees and Expenses; Profitability; Economies of Scale

The Board noted that the Fund had only commenced operations on November 30, 2006. In connection with the original contract approval in 2005, the Board examined the management fees and expenses proposed to be payable by the Fund and concluded that they were reasonable. In light of the Fund's extremely brief operating history, the Board concluded that additional time was required to evaluate Fund performance, profitability of the Fund to the Adviser and its affiliates, and the extent to which the benefits from economies of scale are being realized and shared equitably between the Adviser and the Fund.

Eaton Vance Tax-Managed Diversified Equity Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President and Trustee
James B. Hawkes
Vice President and Trustee
Michael A. Allison
Vice President
Walter A. Row, III
Vice President
Judith A. Saryan
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout Ralph F. Verni

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Investment Adviser of Tax-Managed Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Tax-Managed Diversified Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027

Eaton Vance Tax-Managed Diversified Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2897-6/07    CE-TMDEISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

EATON VANCE FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.  Identification of Candidates.  When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.  In no event shall the Governance Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

II Shareholder Candidates.  The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund.  The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.Evaluation of Candidates.  In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background, (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

June 13, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

June 13, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

June 13, 2007